Exhibit 10.03

OFFICE LEASE

Lease Agreement entered into on the 1st day of January 2004, between HOWARD R. BAER and the Tenant named below.

IN CONSIDERATION of their mutual promises made herein, and intending to be legally bound hereby, the parties hereby agree as follows:

1.

DEFINITIONS.  The following words and phrases shall have the following meaning wherever used in this Lease;

LANDLORD:

HOWARD R. BAER

2530 South Rural Road, Tempe, AZ 85282

TENANT:

HEALTH ENHANCEMENT PRODUCTS INC.

2530 South Rural Road, Tempe, AZ 85282

BILLING

ADDRESS:

2006 East 5th Street, Tempe, AZ 85281

PREMISES:

Suite number:

8, 9, Small Office & 2nd Conference Room
With or without additional secretarial space:   With

TERM:

Twelve (12) months

Commencement date:

            1-1-04

Expiration Date:

1-1-05

RENT:

Monthly Suite Rent:

$      2050.00 + taxes

Total Monthly Rental:

$      2050.00 + taxes

Advance Rent due from

Tenant upon signing Lease:

$                      .00

Suite security deposit:

$                      .00

Telephone security deposit:

$                      .00

2.

RENTAL PAYMENTS.  Tenant agrees to pay to Landlord monthly rent installments for every month during the term of this Lease, by the 1st day of each month, in the amounts set forth above.  If advance rent due from Tenant upon signing Lease in the amount set forth above is due and payable, said payment shall take place within 7 days upon signing of the Lease.  If a monthly Lease, in the amount set forth above, is due and payable said payment shall take place upon signing of the Lease.  If a monthly secretarial space rent is also indicated above, that payment will also be due on the first day of each month in the amount set forth above.  If Tenant fails to pay any sum to be paid by Tenant, Landlord may impose a late charge in the amount of 10% of the sum due.  This is not a grace period; any payment not received when due is in default.  Payment shall be made at Landlord’s address set forth above or as shall be later designated by Landlord in writing.

3.

OPTION TO EXTEND.  This office Lease and the terms contained therein will continue beyond the expiration date for a like period of time as originally agreed upon unless affirmative action is taken by either party in the form of written notification to the other party indicating that they choose not to exercise the option to continue.  This written notification must be received by the recipient thirty (30) days prior to the expiration date.

4.

USE AND OCCUPANCY.  Tenant shall use and occupy the office suite as

, and for no other purpose.

5.

PROPERTY AND SERVICES PROVIDED BY LANDLORD.  Tenant shall be allowed to use one (1) telephone which is the property of the Landlord.  The telephone is considered to be a fixture and will remain with the office suite upon any future departure by the Tenant.  The Tenant will bear individual responsibility for any costs incurred for phone services to include intra and interstate telephonic communication and billing statements for any facsimile services.  The Tenant is entitled to use the photocopying equipment and will receive as part of his rental agreement 200 free copies.  Tenant shall pay twelve (12) cents a copy for each copy in excess of the free allotment.

6.

CLEANING SERVICES.  The Landlord shall provide a janitorial service three (3) days a week.

7.

ASSIGNMENT OR SUB-LEASE.  Tenant shall not, without first obtaining the written consent of Landlord, assign, mortgage, pledge, or encumber this rental agreement, in whole or in part, or sub-let any part of the office premise.

8.

SALE OF LANDLORD’S INTEREST IN PROPERTY.  If Landlord sells its interest in the property, then Landlord shall have the right to terminate this Lease by giving ninety (90) days written notice to Tenant, and this Lease shall then expire on the date set forth in said notice, which shall not be sooner than the 90th day after the date the notice is sent.  This right of termination may be exercised anytime after execution of a binding contract for sale of Landlord’s interest in the property.  This right shall automatically pass to Landlord’s successor in interest to the property.

9.

GOVERNING AND LAW.  It is agreed that this rental agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Arizona.

LANDLORD: /s/ Howard R. Baer (Signature) HOWARD R. BAER (Print Name)
TENANT: By /s/ Jeffery Richards (Signature) JEFFERY RICHARDS (Print Name)

3